UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest events reported): October 22, 2003


                           EDGEWATER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                     0-20971                 71-0788538
(State of other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)


         20 Harvard Mill Square
         Wakefield, Massachusetts                         01880
(Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (781) 246-3343

Item 12.  Results of Operations and Financial Condition.

     On October 22, 2003, Edgewater Technology, Inc. (the "Company") reported its results of operations for its third quarter ended September 30, 2003. A copy of the press release issued by the Company concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference in its entirety.

     The information contained herein and in the accompanying exhibit is being "furnished," as opposed to being "filed" pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and shall not be incorporated hereafter by reference into any filing of the Company, where made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit incorporated hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               EDGEWATER TECHNOLOGY, INC.


Dated: October 22, 2003                        By:  /s/ Kevin R. Rhodes
                                                  ------------------------------
                                                        Kevin R. Rhodes
                                                        Chief Financial Officer



                           INDEX TO FURNISHED EXHIBIT

      Exhibit
      Number    Description
      -------   -----------

       99.1     Edgewater Technology, Inc. Press Release dated October 22, 2003.